SUPPLEMENT TO THE PROSPECTUS

Supplement dated January 27, 2026, to the Prospectus dated August 28, 2025.

MFS® Core Bond Fund

Effective June 10, 2026, the first paragraph in the sub-sections entitled "Principal Investment Strategies" under the main headings entitled "Summary of Key Information" and "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in investment grade quality debt instruments. Debt instruments include corporate debt instruments, U.S. Government securities, securitized instruments (including mortgage-backed securities and other asset-backed securities), and other obligations to repay money borrowed. Investment grade quality debt instruments are debt instruments rated BBB- or higher by S&P or Fitch, or Baa3 or higher by Moody’s, or comparably rated by another Nationally Recognized Statistical Rating Organization ("NRSRO"). In determining the credit quality of debt instruments, MFS will use the following methodology: if three NRSROs have assigned a rating to a debt instrument, MFS will use the middle rating; if two NRSROs have assigned a rating to a debt instrument, MFS will use the lower rating; if only one NRSRO has assigned a rating to a debt instrument, MFS will use that rating; if none of the three NSROs above assign a rating, but the security is rated by Dominion Bond Rating Service Limited ("DBRS"), then the DBRS rating is assigned. If none of the four rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. A debt instrument will be considered unrated if none of the NRSROs have assigned a rating. In cases where a rating for an individual security is not available, MFS may assign a rating to the security based on the methodology referenced above with respect to the issuer of such security.

Effective June 10, 2026, the following sentence in the sub-sections entitled "Principal Investment Strategies" under the main headings entitled "Summary of Key Information" and "Investment Objective, Strategies, and Risks" is deleted in its entirety:

MFS generally invests substantially all of the fund’s assets in investment grade quality debt instruments.

Effective June 10, 2026, the following sentence is added as the second to last paragraph in the sub-sections entitled "Principal Investment Strategies" under the main headings entitled "Summary of Key Information" and "Investment Objective, Strategies, and Risks":

The fund's investment strategy is referred to as "Core" because MFS invests a significant portion of the fund's assets in a core portfolio of investment grade quality debt instruments.

MCB-SUP-I-012726